Exhibit 10.1

FIFTH MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND SECURITY

AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIFTH MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Modification”), dated as of December 3, 2007, is made by and among (i) CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank (“Citizens Bank”), acting in its capacity as the agent for the Lenders (the “Agent”), having offices at 8521 Leesburg Pike, Suite 405, Vienna, Virginia 22182; (ii) CITIZENS BANK, acting in its capacity as a Lender, and each other “Lender” party to the hereinafter defined Loan Agreement (each, a “Lender” and collectively, the “Lenders”); and (iii) ICF CONSULTING GROUP, INC., a Delaware corporation (the “Primary Operating Company”), ICF INTERNATIONAL, INC., a Delaware corporation (the “Parent Company”), and each other “Borrower” party to the Loan Agreement (together with the Primary Operating Company and the Parent Company, each, a “Borrower” and collectively, the “Borrowers”), each having offices at 9300 Lee Highway, Fairfax, Virginia 22031. Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Loan Agreement.

W I T N E S S E T H    T H A T:

WHEREAS, pursuant to the terms of a certain Amended and Restated Business Loan and Security Agreement dated as of October 5, 2005 (as amended, modified or restated from time to time, the “Loan Agreement”), by and among the Borrowers, the Agent and the Lenders, the Borrowers originally obtained loans and certain other financial accommodations (collectively, the “Loan”) from the Lenders in the aggregate maximum principal amount of Seventy-five Million and No/100 Dollars ($75,000,000.00) comprised of (a) Facility A in the maximum principal amount of Forty-five Million and No/100 Dollars ($45,000,000.00), (b) Facility B in the original principal amount of Twenty-two Million and No/100 Dollars ($22,000,000.00), and (c) Facility C in the original principal amount of Eight Million and No/100 Dollars ($8,000,000.00); and

WHEREAS, the Loan is evidenced by the Notes and secured by, among other things, the collateral described in the Loan Agreement; and

WHEREAS, pursuant to the terms of a certain First Modification to Amended and Restated Business Loan and Security Agreement and Other Loan Documents dated as of March 14, 2006, the Lenders agreed to a temporary allowance of up to Six Million and No/100 Dollars ($6,000,000.00) for over-advances for the benefit of the Borrowers; and

WHEREAS, pursuant to the terms of a certain Second Modification to Amended and Restated Business Loan and Security Agreement and Other Loan Documents dated as of August 25, 2006, the maximum principal amount of Facility A was increased from Forty-five Million and No/100 Dollars ($45,000,000.00) to Sixty-five Million and No/100 Dollars ($65,000,000.00), and ICF International consummated an initial public offering of its common stock, the proceeds of which were used, in part, to repay all amounts then outstanding and unpaid under Facility A, Facility B, Facility C and the Swing Line Facility; and

WHEREAS, pursuant to the terms of a certain Third Modification to Amended and Restated Business Loan and Security Agreement and Other Loan Documents dated as of December 29, 2006, the Agent and the Lenders agreed to modify certain provisions of the Loan Agreement, including without limitation, provisions pertaining to pricing, interest rate protection arrangements and other provisions more particularly described therein; and

WHEREAS, pursuant to the terms of a certain Fourth Modification to Amended and Restated Business Loan and Security Agreement and Other Loan Documents dated as of June 28, 2007, Z-Tech Corporation was joined as a “Borrower” party to the Loan Agreement and the other Loan Documents, the maximum principal amount of Facility A was increased from Sixty-five Million and No/100 Dollars ($65,000,000.00) to Ninety-five Million and No/100 Dollars ($95,000,000.00) and the maximum principal amount of the Swing Line Facility was increased from Ten Million and No/100 Dollars ($10,000,000.00) to Twenty Million and No/100 Dollars ($20,000,000.00); and

WHEREAS, the Borrowers have requested that the Agent and the Lenders (a) consent to the Borrowers’ proposed acquisition (the “Simat Acquisition”) of Simat, Helliesen & Eichner, Inc., a Delaware corporation (“Simat Parent”) pursuant to that certain Merger Agreement dated as of November 16, 2007 (the “Simat Acquisition Agreement”), by and among ICF International, ICF Consulting, ICF Consulting Group Acquisition, Inc., Simat, various shareholders of Simat and Clive Midland, (b) further increase the maximum principal amount of Facility A from Ninety-five Million and No/100 Dollars ($95,000,000.00) to One Hundred Fifteen Million and No/100 Dollars ($115,000,000.00), the proceeds of which will be used, in part, to finance the acquisition of Simat, as well as the transactional costs and expenses related thereto, (c) modify the pricing for (i.e., the interest rate charged on) amounts advanced under Facility A set forth on Exhibit 7 attached to the Loan Agreement, and (d) amend certain other terms and provisions set forth in and/or contemplated by the Loan Agreement; and

WHEREAS, the Borrowers have also requested that the Agent and Lenders make overadvances available to the Borrowers for a limited period of time; and

WHEREAS, the Agent and the Lenders have agreed to grant the Borrowers’ request, subject to the terms and conditions set forth herein; and

WHEREAS, the Borrowers, the Agent and the Lenders desire to enter into this Modification to memorialize the agreements and understanding of the parties with respect to the foregoing matters, as hereinafter provided.

NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

2. Loan Increase; Promissory Notes.

(A) Subject to the terms and provisions set forth in this Modification, the Facility A Commitment Amount is hereby increased from Ninety-five Million and No/100 Dollars ($95,000,000.00) to One Hundred Fifteen Million and No/100 Dollars ($115,000,000.00).

(B) Simultaneously with the execution and delivery of this Modification, the Borrowers shall execute and deliver to the Agent, in form and substance reasonably satisfactory to the Agent and its counsel: (a) one or more note modification agreements and/or substitute promissory notes with respect to Facility A, which shall evidence the increase to the Facility A Commitment Amount, as described in this Modification, as well as the corresponding pro rata increase to each Facility A Note; (b) an opinion of counsel; (c) certified resolutions and consents, authorizing the increase to the Commitment Amount and related matters; (d) UCC, judgment, pending litigation, bankruptcy and tax lien search results, showing no intervening liens; and (e) such other documents, instruments and agreements as the Agent and/or the Lenders may reasonably request.

(C) Each of the parties hereto acknowledges and agrees that: (i) any and all collateral securing the Obligations in whole or in part shall secure the Obligations, as increased, expanded and extended pursuant to this Modification, and all Loan Documents are hereby deemed amended accordingly; and (ii) the additional Loan proceeds of Facility A made available pursuant to this Modification shall be advanced from time to time in accordance with and subject to the applicable provisions of the Loan Agreement.

3. Definitional Amendments.

(A) The definitions of “Facility A”, and “Facility A Commitment Amount” set forth in the section of the Loan Agreement titled “Certain Definitions” are hereby deleted in their entirety and replaced with the following:

““Facility A” shall mean the revolving credit facility being extending pursuant to this Agreement on the basis of Eligible Billed Government Accounts Receivable, Eligible Billed Commercial Accounts Receivable, Eligible Unbilled Accounts Receivable and Eligible Foreign Accounts Receivable, in the maximum principal amount of the Facility A Commitment Amount, with a sub-limit of Five Million and No/100 Dollars ($5,000,000.00) for Letters of Credit.

“Facility A Commitment Amount” shall mean One Hundred Fifteen Million and No/100 Dollars ($115,000,000.00), or if such amount shall be reduced pursuant to this Agreement, such lesser amount.”

(B) The language in Section (vi) of the definition of “Ineligible Receivables” set forth in the section of the Loan Agreement titled “Certain Definitions” is hereby deleted in its entirety and replaced with the words “unbilled Receivables that do not constitute Eligible Unbilled Accounts Receivable”.

4. Additional Definitions.

The following definition of “Eligible Unbilled Accounts Receivable” is hereby added in its proper alphabetical order to the section of the Loan Agreement titled “Certain Definitions”:

““Eligible Unbilled Accounts Receivable” shall mean all Receivables arising from work actually performed by any Borrower pursuant to a Government Contract or Government Subcontract which (a) are eligible to be billed to the Government or Prime Contractor (as applicable) in accordance with the applicable Government Contract or Government Subcontract (as applicable) within thirty (30) days of the “as of” date of the applicable Borrowing Base/Non-Default Certificate (with no additional performance required by any person, and no condition to payment by the Government or Prime Contractor (as applicable), other than receipt of an appropriate invoice); (b) have not been billed to the Government or Prime Contractor (as applicable) solely as a result of timing differences between the date the revenue is recognized on such Borrower’s books and the date the invoice is actually rendered; (c) may, in accordance with GAAP, be included as current assets of such Borrower, even though such amounts have not been billed to the Government or Prime Contractor (as applicable); and (d) are not Ineligible Receivables.”

5. Borrowing Base Amendment. Section 1.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“1.3. Borrowing Base and Maximum Advance. Notwithstanding any term or provision of this Agreement or any other Loan Document to the contrary, it is understood and agreed that in no event whatsoever shall the Lenders (including the Swing Line Lender) be obligated to advance any amount or issue any Letter of Credit hereunder if such advance or the issuance of such Letter of Credit would cause the aggregate amount of outstanding Loans (including Swing Line Outstandings), plus the face amount of all outstanding Letters of Credit, to exceed the following amounts:

(a)	as to Facility A, the lesser of:

(i)	the Facility A Commitment Amount; or

(ii)	the aggregate of (the “Maximum Borrowing Base”):

A.	ninety percent (90%) of Eligible Billed Government Accounts Receivable; plus

B.	eighty percent (80%) of Eligible Billed Commercial Accounts Receivable; plus

C.	the lesser of (i) sixty percent (60%) of Eligible Foreign Accounts Receivable, and (ii) Three Million and No/100 Dollars ($3,000,000.00); plus

D.	fifty percent (50%) of Eligible Unbilled Accounts Receivable; and

(b)	as to the Swing Line Facility, the Swing Line Commitment Amount.

All determinations regarding whether any Receivable constitutes an Eligible Billed Government Account Receivable, Eligible Billed Commercial Account Receivable, Eligible Unbilled Account Receivable or Eligible Foreign Account Receivable shall be made by the Agent, from time to time, in its sole and absolute discretion.

If at any time the outstanding principal balance of Facility A (including the maximum aggregate face amount of all outstanding Letters of Credit, plus Swing Line Outstandings) shall exceed the lesser of (i) the Facility A Commitment Amount, and (ii) the Maximum Borrowing Base (such excess, in either case, being referred to herein as a “Borrowing Base Deficiency”), then the Borrowers shall immediately make a principal payment in the amount of the Borrowing Base Deficiency.”

6. Temporary Allowance for Overadvances. Notwithstanding anything to the contrary set forth in Section 1.3 of the Loan Agreement, so long as no Event of Default shall have occurred and be continuing, and no act, event or condition shall have occurred and be continuing which with notice or the lapse of time, or both shall constitute an Event of Default, and subject to satisfaction of all other terms and conditions for advances set forth in the Loan Agreement, the Borrowers may obtain over-advances of the proceeds of Facility A as follows: (i) from the date hereof through and including December 31, 2007, up to the lesser of (a) the Facility A Commitment Amount and (b) the sum of the Maximum Borrowing Base, plus Twenty Million and No/100 Dollars ($20,000,000.00); and (ii) from January 1, 2008 through and including March 31, 2008, up to the lesser of (a) the Facility A Commitment Amount and (b) the sum of the Maximum Borrowing Base, plus Ten Million and No/100 Dollars ($10,000,000.00). No overadvance shall be permitted after March 31, 2008, and any and all over-advances in excess of the limits set forth in this paragraph (including, without limitation, any over-advance existing or arising after March 31, 2008) shall constitute a Borrowing Base Deficiency, and the Borrowers shall immediately make a principal payment in the amount of such Borrowing Base Deficiency.

7. Acquisition Consent. The Agent and the Lenders hereby (a) consent to the acquisition by the Primary Operating Company of all of the issued and outstanding capital stock of Simat Parent, and (b) acknowledge that such acquisition shall not count against the dollar basket with respect to any Permitted Acquisition set forth in Section 7.1(d)(ii)(H) of the Loan Agreement, subject to the terms, covenants, agreements and conditions set forth in this Modification, including without limitation, the following:

(i) The Primary Operating Company shall have acquired all of the issued and outstanding capital stock of Simat Parent (and Simat Parent shall own all issued and outstanding equity interests of its subsidiaries), free and clear of all liens, claims, encumbrances and any other restrictions or limitations on transfer thereof (other than Permitted Liens), and the Simat Acquisition shall have been consummated in accordance with the Simat Acquisition Agreement, subject to the grant of any waivers thereunder or modifications thereto (a copy of which shall be provided to the Agent and its counsel prior to the Borrowers’ use of any Loan proceeds for the Simat Acquisition);

(ii) Simultaneously with the Simat Acquisition, Simat and each of its subsidiaries (each a “Simat Entity” and collectively, the “Simat Entities”) shall have become joined to the Loan Agreement, the Notes and the other Loan Documents as a “Borrower” or “Maker” thereunder (as applicable) by executing this Modification and all other documents, instruments and agreements requested by the Agent and the Lenders in connection therewith;

(iii) the Primary Operating Company shall have delivered to the Agent a Borrowing Base/Non-Default Certificate evidencing a minimum availability under Facility A of at least Fifteen Million and No/100 Dollars ($15,000,000.00) as of the date of funding of the Simat Acquisition;

(iv) The Borrowers shall have delivered to the Agent and its counsel, in form and substance satisfactory to the Agent and its counsel in all respects, each of the following items:

(A) a true, correct and complete copy of the fully executed Simat Acquisition Agreement, together with all schedules and exhibits attached thereto and/or referenced therein and all other documents, instruments and agreements executed, issued and/or delivered in connection with the Simat Acquisition;

(B) the articles of incorporation, certificate of formation (or comparable formation documents) of each Simat Entity, together with all amendments thereto, recently certified by the applicable governmental authority of the jurisdiction of organization or incorporation;

(C) the by-laws or operating agreements of each Simat Entity, together with all amendments thereto, recently certified by a duly authorized corporate officer of such Simat Entity;

(D) corporate resolutions of the board of directors (or similar governing body) of each Simat Entity, authorizing the execution and delivery of this Modification and related agreements, and the performance of the transactions contemplated hereby, together with an incumbency certificate, certified by a duly authorized corporate officer of such Simat Entity;

(E) a recent good standing certificate issued by the jurisdiction of formation or incorporation of each Simat Entity, together with recent foreign qualification certificates issued by the comparable state or country office where the nature of such Simat Entity’s business requires such Simat Entity to be qualified to do business in such state or country;

(F) recent UCC, judgment, pending litigation, bankruptcy and tax lien search results of each Simat Entity for each jurisdiction (county and state) where any assets of such Simat Entity having a book value in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) are located, and where such Simat Entity is organized, together with recent UCC search results for each domestic Borrower from its jurisdiction of organization or incorporation brought down from April 30, 2007;

(G) a duly executed and delivered joinder to contribution agreement from each Simat Entity;

(H) a pro forma quarterly covenant compliance/non-default certificate in the form attached as Exhibit 5 to the Loan Agreement, reporting results for the quarter ending September 30, 2007;

(I) duly executed and delivered documentation relating to Collateral located in the United Kingdom and with respect to such Simat Entity’s execution and delivery of this Modification, the performance by such Simat Entity of all transactions contemplated hereby (including, without limitation, the joinder of such Simat Entity), the consummation of the Simat Acquisition and such other matters as the Agent or its counsel may require;

(J) with respect to each Simat Entity that is incorporated, formed or organized within the United States, one or more opinions of counsel with respect to each such Simat Entity’s execution and delivery of this Modification, the performance by each such Simat Entity of all transactions contemplated hereby (including, without limitation, the joinder of each such Simat Entity), the consummation of the Simat Acquisition and such other matters as the Agent or its counsel may require; and

(K) evidence of insurance and related certificates, including but not limited to, fire, hazard, extended coverage, product and other liability, workmen’s compensation, business interruption, umbrella and key man insurance, in form and substance satisfactory to the Agent and its counsel in all respects.

(v) The Agent, for itself and for the ratable benefit of the Lenders, shall have been granted a valid, binding and enforceable first priority perfected lien and security interest (subject only to Permitted Liens) in and to (a) all assets of each Simat Entity (excepting only a sixty-five percent (65%) interest in SH&E Limited (“SH&E”), a company organized under the laws of England and Wales); and (b) all of the issued and outstanding capital stock or limited liability company interests (as applicable) of each Simat Entity (excepting only a sixty-five percent (65%) interest in SH&E). In connection therewith, the Agent shall have received duly executed, undated stock/interest powers and original stock certificates or membership certificates (if any); and

(vi) Not later than the first anniversary of the date hereof, the Borrowers shall cause all primary cash collection accounts, other than accounts located in the United Kingdom (each, a “Primary Cash Collection Account”) of the Simat Entities to be maintained with the Agent, and all other primary bank accounts (each, a “Primary Bank Account” and together with the Primary Cash Collection Accounts, each a “Covered Account” and collectively, the “Covered Accounts”) of the Simat Entities to be maintained with a Lender. Within ninety (90) days of the date hereof, the Borrowers shall cause any third party depository institution maintaining a Primary Cash Collection Account of a Simat Entity, to enter into a wire transfer arrangement with respect to such Primary Cash Collection Account, in form and substance reasonably satisfactory to the Agent; provided, however, that (a) in all events, all Covered Accounts shall be maintained solely with the Agent or a Lender (as applicable) not later than the first anniversary of the date hereof, and (b) this Section shall not require any Simat Entity to transfer any Covered Account that would not otherwise be covered by Section 6.8 of the Loan Agreement; and provided, further, that this Section shall not be construed to require any Simat Entity to take or omit to take any action or transfer any Covered Account (individually and collectively, the “Excluded Bank Accounts”) that would violate any applicable laws or regulations (including, without limitation, ERISA). It is expressly understood and agreed that for so long as any Simat Entity shall maintain any Covered Account (other than the Excluded Bank Accounts) with any depository institution other than the Agent or a Lender, then such Covered Account: (a) shall be used solely for the deposit/receipt of cash, checks and other remittances owing to such Simat Entity from time to time; (b) shall be at all times, free and clear of any and all liens, claims and encumbrances (other than the security interest of the Agent granted hereby); and (c) shall secure the Obligations. It is understood and agreed that the limits described in Article 8 of the Loan Agreement and the definition of Permitted Foreign Bank Accounts set forth in the “Certain Definitions” section of the Loan Agreement shall be applicable to any Simat Entity bank accounts located in the United Kingdom or otherwise outside of the United States.

8. Joinder. Each Simat Entity is hereby joined as a party to and agrees to be bound by the terms and conditions of the Loan Agreement, the Notes and the other Loan Documents, to the same extent as if it were an original signatory thereto and originally named therein as a Borrower or Maker (as the case may be). Each Simat Entity hereby makes all of the representations and warranties set forth in the Loan Agreement (as modified or supplemented hereby) and each other Loan Document to which more than one (1) Borrower is a party thereto and grants to the Agent, for the ratable benefit of the Lenders, a valid and enforceable first priority security interest in and to all of its assets constituting Collateral, free and clear of all liens, claims and encumbrances (other than any Permitted Liens). Each Simat Entity further acknowledges and agrees that it shall be jointly and severally liable for the performance of any and all past, present and future obligations of the Borrower(s) in connection with any of the Note(s), the Loan Agreement and/or the other Loan Documents; it being understood and agreed that any and all references in the Note(s), the Loan Agreement and/or the other Loan Documents to “the Borrower” shall mean each Simat Entity, individually and/or collectively with all other Borrowers.

9. Exhibit Substitutions. Schedule 1, Exhibit 4 and Exhibit 7 attached to the Loan Agreement are hereby deleted in their entirety and Schedule 1, Exhibit 4 and Exhibit 7 attached hereto substituted in lieu thereof.

10. Updated Schedules. The Borrowers shall have delivered to the Agent and its counsel, in form and substance satisfactory to the Agent and its counsel in all respects, updated schedules to the Loan Agreement, all of which shall be attached and be deemed a part of the Loan Agreement.

11. Expenses. The Borrowers shall have paid to the Agent (for the ratable benefit of the Lenders) in immediately available funds, an upfront fee in the amount of Thirty Thousand and No/100 Dollars ($30,000.00), which, each of the Borrowers acknowledge, has been fully earned as of the date hereof. The Borrowers shall also pay all of the Agent’s costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent’s reasonable legal fees and expenses.

12. Conditions Precedent. As a condition precedent to the effectiveness of this Modification, the Agent and its counsel shall have received the following, each in form and substance satisfactory to the Agent and its counsel in all respects: (a) a fully executed copy of this Modification; and (b) such other documents, instruments, certificates of good standing, corporate resolutions, limited liability company consents, UCC financing statements, opinions, certifications, schedules to be attached to the Loan Agreement and agreements as the Agent may reasonably request, each in such form and content and from such parties as the Agent shall require.

13. Miscellaneous.

(i) Each Borrower hereby represents, warrants, acknowledges and agrees that as of the date hereof (i) there are no set-offs, defenses, deductions or counterclaims against and no defaults under any of the Notes, the Loan Agreement or any other Loan Document; (ii) no act, event or condition has occurred which, with notice or the passage of time, or both, would constitute a default under any of the Notes, the Loan Agreement or any other Loan Document; (iii) all of the representations and warranties of the Borrowers contained in the Loan Agreement are true and correct as of the date hereof (except to the extent that such representations and warranties expressly relate solely to an earlier date), unless the Borrowers are unable to remake and redate any such representation or warranty, in which case the Borrowers have previously disclosed the same to the Agent and the Lenders in writing, and such inability does not constitute or give rise to an Event of Default; (iv) all schedules attached to the Loan Agreement with respect to any particular representation and warranty of the Borrowers set forth in the Loan Agreement (as modified) remain true, accurate and complete; (v) all accrued and unpaid interest and fees payable with respect to the Loan have been paid; and (vi) there has been no material adverse change in the business, property or condition (financial or otherwise) of the Borrowers since the date of the most recent financial statements listed on Schedule 5.3.

(ii) The Borrowers, and their respective representatives, successors and assigns, hereby jointly and severally, knowingly and voluntarily RELEASE, DISCHARGE, and FOREVER WAIVE and RELINQUISH any and all claims, demands, obligations, liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions, and causes of action of whatsoever kind or nature, whether known or unknown, which they have, may have, or might have or may assert now or in the future against the Agent and/or the Lenders directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, in each case related to, arising from or in connection with the Loan, whether known or unknown, and which occurred, existed, was taken, permitted, or begun prior to the date hereof (including, without limitation, any claim, demand, obligation, liability, defense, counterclaim, action or cause of action relating to or arising from the grant by the Borrowers to the Agent and/or the Lenders of a security interest in or encumbrance on collateral that is, was or may be subject to, or an agreement by which the Borrowers are bound and which contains, a prohibition on further mortgaging or encumbering the same). The Borrowers hereby acknowledge and agree that the execution of this Modification by the Agent and the Lenders shall not constitute an acknowledgment of or an admission by the Agent and/or the Lenders of the existence of any such claims or of liability for any matter or precedent upon which any liability may be asserted.

(iii) Except as expressly set forth herein, nothing contained in this Modification is intended to or shall otherwise act to nullify, discharge, or release any obligation incurred in connection with the Notes, the Loan Agreement and/or the other Loan Documents or to waive or release any collateral given by any Borrower to secure the Notes, nor shall this Modification be deemed or considered to operate as a novation of the Notes, the Loan Agreement or the other Loan Documents. Except to the extent of any express conflict with this Modification or except as otherwise expressly contemplated by this Modification, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan

Documents shall remain in full force and effect, and the same are hereby expressly approved, ratified and confirmed. In the event of any express conflict between the terms and conditions of the Notes, the Loan Agreement or the other Loan Documents and this Modification, this Modification shall be controlling and the terms and conditions of such other documents shall be deemed to be amended to conform with this Modification.

(iv) If any term, condition, or any part thereof, of this Modification, the Loan Agreement or of the other Loan Documents shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision, or condition of this Modification, the Loan Agreement and the other Loan Documents, and this Modification, the Loan Agreement and the other Loan Documents shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

(v) Each Borrower acknowledges that, at all times prior to and through the date hereof, the Agent and the Lenders have acted in good faith and have conducted themselves in a commercially reasonable manner in their relationship with such Borrower in connection with this Modification and in connection with the obligations of the Borrowers to the Agent and the Lenders under the Loan; the Borrowers hereby waiving and releasing any claims to the contrary.

(vi) Each Borrower, Lender and the Agent hereby acknowledges and agrees that, from and after the date hereof, all references to the “Loan Agreement” set forth in any Loan Document shall mean the Loan Agreement, as modified pursuant to this Modification and any other modification of the Loan Agreement dated prior to the date hereof.

(vii) Each Borrower hereby represents and warrants that, as of the date hereof, such Borrower is indebted to the Lenders in respect of the amounts due and owing under the Notes, all such amounts remain outstanding and unpaid and all such amounts are payable in full, without offset, defenses, deduction or counterclaim of any kind or character whatsoever.

(viii) Each Borrower acknowledges (a) that it has participated in the negotiation of this Modification, and no provision of this Modification shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; (b) that it has had access to an attorney of its choosing in the negotiation of the terms of and in the preparation and execution of this Modification, and it has had the opportunity to review, analyze, and discuss with its counsel this Modification, and the underlying factual matters relevant to this Modification, for a sufficient period of time prior to the execution and delivery hereof; (c) that all of the terms of this Modification were negotiated at arm’s length; (d) that this Modification was prepared and executed without fraud, duress, undue influence, or coercion of any kind exerted by any of the parties upon the others; and (e) that the execution and delivery of this Modification is the free and voluntary act of such Borrower.

(ix) This Modification shall be governed by the laws of the Commonwealth of Virginia (without regard to conflict of laws provisions) and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(x) This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument. Signature pages may be exchanged by facsimile or electronic mail and each party hereto agrees to be bound by its facsimile signature and/or pdf signature.

IN WITNESS WHEREOF, the undersigned have executed this Modification as of the date first above written.

BORROWERS:

ATTEST: [Corporate Seal]		ICF INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST: [Corporate Seal]		ICF CONSULTING GROUP, INC., a Delaware corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

WITNESS:		ICF CONSULTING LIMITED, a private limited company organized under the laws of England and Wales

By:	/s/ Susan Wolf	By:	/s/ Kenneth Kolsky
Name:	Susan Wolf	Name:	Kenneth Kolsky
		Title:	Director

ATTEST:		COMMENTWORKS.COM COMPANY, L.L.C. a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST:		THE K.S. CRUMP GROUP, L.L.C., a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST:		ICF INCORPORATED, L.L.C., a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST:		ICF INFORMATION TECHNOLOGY, L.L.C., a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST:		ICF RESOURCES, L.L.C., a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST:		SYSTEMS APPLICATIONS INTERNATIONAL, L.L.C., a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST:		ICF ASSOCIATES, L.L.C., a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST:		ICF SERVICES COMPANY, L.L.C., a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST:		ICF CONSULTING SERVICES, L.L.C., a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST:		ICF EMERGENCY MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
Title:	General Counsel	Title:	Treasurer

WITNESS:		ICF CONSULTING PTY LTD, an Australian corporation

By:	/s/ Susan Wolf	By:	/s/ Kenneth B. Kolsky
Name:	Susan Wolf	Name:	Kenneth B. Kolsky
		Title:	Director

ATTEST: [Corporate Seal]		ICF CONSULTING CANADA, INC., a Canadian corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
Title:	General Counsel	Title:	Treasurer

WITNESS:		ICF/EKO, a Russian corporation

By:	/s/ Susan Wolf	By:	/s/ Kenneth B. Kolsky
Name:	Susan Wolf	Name:	Kenneth B. Kolsky
		Title:	Director

WITNESS/ATTEST:		ICF CONSULTORIA DO BRASIL LTDA., a
By:	/s/ Susan Wolf	Brazilian limited liability company
Name:	Susan Wolf

		By:	ICF CONSULTING GROUP, INC., a Delaware corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
Title:	General Counsel	Title:	Treasurer

		By:	ICF CONSULTING SERVICES, L.L.C., a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
Title:	General Counsel	Title:	Treasurer

ATTEST: [Corporate Seal]		SYNERGY, INC., a District of Columbia corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST: [Corporate Seal]		SIMULATION SUPPORT, INC., a Virginia corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST:		ICF BIOMEDICAL CONSULTING, LLC, a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST:		ICF PROGRAM SERVICES, L.L.C., a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST: [Corporate Seal]		CALIBER ASSOCIATES, INC., a Virginia corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST: [Corporate Seal]		COLLINS MANAGEMENT CONSULTING, INC., a Virginia corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST: [Corporate Seal]		FRIED & SHER, INC., a Virginia corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST: [Corporate Seal]		ADVANCED PERFORMANCE CONSULTING GROUP, INC., a Maryland corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST: [Corporate Seal]		ENERGY AND ENVIRONMENTAL ANALYSIS, INCORPORATED, a Virginia corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST: [Corporate Seal]		Z-TECH CORPORATION, a Maryland corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST: [Corporate Seal]		SIMAT, HELLIESEN & EICHNER, INC., a Delaware corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST: [Corporate Seal]		SH&E LIMITED, a company organized under the laws of England and Wales

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST: [Corporate Seal]		KURTH & CO., INC., a Nevada corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

ATTEST:		THE CENTER FOR AIRPORT MANAGEMENT LLC, an Oregon limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance McGovern
		Title:	Treasurer

LENDER(S):

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank

By:	/s/ Leslie Grizzard
Name:	Leslie Grizzard
Title:	SVP

CHEVY CHASE BANK, F.S.B., a federal savings bank

By:	/s/ R. Mark Swaak
Name:	R. Mark Swaak
Title:	Group Vice President

PNC BANK, NATIONAL ASSOCIATION, as successor-in-interest to Riggs Bank, N.A., a national banking association

By:	/s/ Douglas T. Brown
Name:	Douglas T. Brown
Title:	SVP

COMMERCE BANK, N.A., a national banking association

By:	/s/ Frank Merendino
Name:	Frank Merendino
Title:	Vice President

AGENT:

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank, as Agent

By:	/s/ Leslie Grizzard
Name:	Leslie Grizzard
Title:	SVP